UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 7, 2004
                        (Date of earliest event reported)


                          NATHANIEL ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware               000-27783                84-1572525
         --------               ---------                ----------
(State or Other Jurisdiction (Commission File No.) (IRS Employer Identification
    Incorporation) Number)


               8001 S. InterPort Blvd., Englewood, Colorado 80112
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 690-8300







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Item 5. Other Events and Required FD Disclosure.

     On June 7, 2004. Nathaniel Energy Corporation issued a press release (the "Press Release") that its helium and gas processing facility in Keyes, Oklahoma experienced a fire, that there were no injuries, and that repairs are underway. The Press Release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

        99.1 Press Release, dated June 7, 2004, issued by Nathaniel Energy Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATHANIEL ENERGY CORPORATION



Dated:  June 7, 2004                   By:  /s/ George A. Cretecos
                                           ------------------------
                                           George A. Cretecos, Chief
                                           Operating Officer




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